UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

Schedule 14C

(Rule 14c-101)

Schedule 14C Information

Information Statement pursuant to Section 14(c) of the

Securities Exchange Act of 1934

Check the appropriate box:

☐	Preliminary information statement.

☐	Confidential, for use of the Commission only (as permitted by Rule 14c-5(d)(2)).

☒	Definitive information statement.

NORTHERN FUNDS

(Name of Registrant as Specified in Its Charter)

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MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT	MARCH 16, 2017

Dear Northern Multi-Manager Fund Investor:

As you know, we continually monitor and manage the sub-advisers in the Northern Multi-Manager Funds. A dedicated team of investment professionals evaluates the sub-advisers’ performance, portfolios, organizational structure, team composition, investment process and adherence to investment guidelines on an ongoing basis to ensure that each Fund’s sub-advisers maintain an overall investment approach that meets our risk and return objectives. Consistent with this rigorous approach, we have recently made sub-adviser changes within the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”) and the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Emerging Markets Debt Opportunity Fund” and together with the Global Listed Infrastructure Fund, the “Funds” and each, a “Fund”).

Each of the Funds consists of sub-advisers with distinct investment approaches. The Board of Trustees of the Northern Funds (the “Board”) approved the termination of Brookfield Investment Management Inc. as a sub-adviser to the Global Listed Infrastructure Fund, which was effective on or about December 5, 2016, and the appointment of Maple-Brown Abbott Limited to sub-advise a portion of the Global Listed Infrastructure Fund, which became effective on or about December 21, 2016. The Board made these decisions, based upon Northern Trust Investments, Inc.’s (“NTI”) recommendations, for portfolio risk management and performance-related reasons.

The Board also approved the termination of Lazard Asset Management LLC as a sub-adviser to the Emerging Markets Debt Opportunity Fund, which was effective on or about March 2, 2017, and the appointment of Ashmore Investment Management, Ltd. to sub-advise a portion of the Emerging Markets Debt Opportunity Fund, which became effective on or about March 2, 2017. The Board made these decisions, based upon NTI’s recommendations, for portfolio risk management and performance-related reasons.

Please take a moment to read the enclosed Joint Information Statement that describes the changes discussed above. NTI believes that these changes are in the best interests of the Funds and their shareholders and assures you that we will continue to closely monitor the sub-advisers managing the Funds. If you have any questions about your investment in the Northern Multi-Manager Funds, please contact your financial advisor or call 800-595-9111.

Best regards,

Chris E. Vella, CFA

Senior Vice President

Northern Trust Investments, Inc.

NOT FDIC INSURED	May lose value/No bank guarantee

50 SOUTH LASALLE STREET	P.O. BOX 75986	CHICAGO, ILLINOIS 60675	p 800/595-9111	WWW.NORTHERNTRUST.COM/FUNDS

Northern Funds Distributors, LLC, not affiliated with Northern Trust.

MULTI-MANAGER FUNDS

JOINT INFORMATION STATEMENT

NORTHERN MULTI-MANAGER FUNDS—MULTI-MANAGER GLOBAL LISTED INFRASTRUCTURE FUND AND MULTI-MANAGER EMERGING MARKETS DEBT OPPORTUNITY FUND

This Joint Information Statement is being provided to the shareholders of the Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”) and the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Emerging Markets Debt Opportunity Fund” and together with the Global Listed Infrastructure Fund, the “Funds” and each, a “Fund”), each a series of Northern Funds, a Delaware statutory trust (the “Trust”), pursuant to the terms of an exemptive order (the “Order”) that the Trust has received from the U.S. Securities and Exchange Commission (“SEC”). The Order permits the Trust’s investment adviser to terminate sub-advisers, and to engage and to enter into and materially amend an existing sub-advisory agreement upon the approval of the Board of Trustees of the Trust (the “Board”), without obtaining shareholder approval. We are NOT asking you for a proxy and you are requested NOT to send us a proxy.

The Joint Information Statement will be available on the Trust’s website at https://www.northerntrust.com/informationstatements until June 15, 2017. A paper or email copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at 800-595-9111 or sending an e-mail to northern-funds@ntrs.com.

Shareholders of record at the close of business on March 3, 2017 are entitled to receive this Joint Information Statement. A Notice of Availability of this Joint Information Statement is being sent to shareholders of the Funds on or about March 16, 2017.

NTI and the Management Agreement

Northern Trust Investments, Inc. (“NTI”), a subsidiary of Northern Trust Corporation (“NTC”), serves as the investment adviser for the Funds and is responsible for their overall administration. NTI is responsible for making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities for the Funds and for providing administration services under a Management Agreement dated June 30, 2014, between the Trust and NTI (the “Management Agreement”). The Board oversees the investment advisory services. The Management Agreement also permits NTI, subject to approval by the Board, to delegate to one or more sub-advisers any or all of its portfolio management responsibilities under the Management Agreement pursuant to a written agreement with each sub-adviser, subject to the Order. NTI has delegated substantially all its portfolio management responsibilities for the Funds to sub-advisers, with the exception of cash management services for the Funds. NTI remains responsible for supervision and oversight of the portfolio management services performed by the sub-advisers, including compliance with the Funds’ investment objectives and policies. Shareholders of the Funds approved the Management Agreement at a special meeting of shareholders on May 19, 2014.

NTI is entitled to a management fee as compensation for its advisory services and administration services and the assumption of related expenses. The fee is computed daily and payable monthly, at the annual rates set forth in the table below (expressed as a percentage of each Fund’s respective average daily net assets).

FUND	CONTRACTUAL FEE RATE	AVERAGE DAILY NET ASSETS
Global Listed Infrastructure Fund	0.90%	First $1 Billion
	0.873%	Next $1 Billion
	0.847%	Over $2 Billion
Emerging Markets Debt	0.85%	First $1.5 Billion
Opportunity Fund	0.825%	Next $1 Billion
	0.80%	Over $2.5 Billion

Multi-Manager Global Listed Infrastructure Fund

Maple-Brown Abbott Limited and the Maple-Brown Abbott Limited Agreement

THE MAPLE-BROWN ABBOTT LIMITED AGREEMENT. At a meeting of the Board held on November 17, 2016 (the “November Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, approved a new sub-advisory agreement (the “MBA Agreement”) with respect to the Global Listed Infrastructure Fund between NTI and Maple-Brown Abbott Limited (“MBA”). Under the MBA Agreement, dated November 17, 2016, MBA manages a portion of the Global Listed Infrastructure Fund’s assets. The Global Listed Infrastructure Fund’s remaining assets are currently allocated to Lazard Asset Management LLC.

From September 18, 2012 until December 5, 2016, Brookfield Investment Management Inc. (“Brookfield”) managed a portion of the Global Listed Infrastructure Fund’s assets pursuant to a sub-advisory agreement dated May 18, 2012 between NTI and Brookfield, as amended (the “Brookfield Agreement”). The Brookfield Agreement was terminated by the Board upon the recommendation of NTI to adjust the overall risk profile of the Global Listed Infrastructure Fund. NTI recommended that the Board approve the MBA Agreement based on its evaluation of MBA’s investment advisory operations and capabilities. From December 5, 2016 until December 20, 2016, NTI managed the portion of the Global Listed Infrastructure Fund previously managed by Brookfield.

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MARCH 16, 2017

The MBA Agreement provides that MBA shall, subject to the supervision and oversight of NTI, manage the investment and reinvestment of the portion of the Global Listed Infrastructure Fund’s assets that NTI may allocate to MBA. The MBA Agreement provides that generally in selecting brokers or dealers to place orders for transactions (i) on common and preferred stocks, MBA shall use its best judgment to obtain the best overall terms available, and (ii) with respect to all other securities, MBA shall attempt to obtain best net price and execution. Generally, in assessing the best overall terms available for any transaction, MBA is to consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available and in selecting the broker or dealer to execute a particular transaction, MBA may consider the brokerage and research services provided to the Global Listed Infrastructure Fund and/or other accounts over which MBA or an affiliate exercises investment discretion. A broker or dealer providing brokerage and/or research services may receive a higher commission than another broker or dealer would receive for the same transaction.

The MBA Agreement provides that MBA, to the extent permitted by applicable laws and regulations, may aggregate the securities to be sold or purchased for the Global Listed Infrastructure Fund with those to be sold or purchased for such other accounts in order to obtain the best overall terms available and execution with respect to common and preferred stocks and the best net price and execution with respect to all other securities. In such an event, MBA will allocate the securities so purchased or sold, as well as the expenses incurred in the transaction, in the manner it considers to be the fairest and most equitable over time to the Global Listed Infrastructure Fund and the other accounts involved. In some instances, this procedure may adversely affect the size of the position obtainable for the Global Listed Infrastructure Fund or the amount of the securities that are able to be sold for the Global Listed Infrastructure Fund. The MBA Agreement permits MBA, at its discretion but subject to applicable law, to select the executing broker or dealer among multiple brokers or dealers offering comparable execution and price, on the basis of MBA’s opinion of the reliability and quality of the broker or dealer.

The MBA Agreement provides that MBA shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties. The MBA Agreement also provides that NTI will indemnify MBA against certain liabilities and expenses, except that MBA shall not be indemnified for any liability and expenses that result from MBA’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties under the MBA Agreement.

Generally, the Board or holders of a majority of outstanding voting securities of the Global Listed Infrastructure Fund may terminate the MBA Agreement at any time without penalty. NTI may terminate the MBA Agreement immediately upon notice to MBA. The MBA Agreement terminates automatically in the event of an assignment (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The MBA Agreement also may be terminated by MBA upon 60 days’ written notice and automatically terminates upon termination of the Management Agreement.

The material terms of the MBA Agreement are substantially the same as the terms of the sub-advisory agreement with the other sub-adviser to the Global Listed Infrastructure Fund, except for the sub-advisory fees. MBA receives fees from NTI for its services out of the fees that the Global Listed Infrastructure Fund pays to NTI under the Management Agreement. The Global Listed Infrastructure Fund pays no additional fees directly to MBA. The Global Listed Infrastructure Fund would have paid the same amount of management fees had the MBA Agreement been in effect during the last fiscal year.

INFORMATION ABOUT MBA. MBA is located at Level 31, 259 George Street, Sydney NSW 2000, Australia. MBA was established in 1984 and is 76% owned and controlled by Susan Maple-Brown through her direct and indirect ownership. John Kightley owns 14% of MBA through direct ownership, and Christopher Abbott owns 10% through indirect ownership. The address of each of the foregoing individuals is c/o MBA at the address noted above. MBA is an Australian investment management firm that specializes in the management of investment portfolios across Australian equities, Asia Pacific ex-Japan equities and global listed infrastructure securities. MBA also manages a number of multi-asset portfolios that have exposure to Australian and international equities, Australian fixed interest, real estate investment trusts (“REITs”), alternative assets and cash. As of January 31, 2017, MBA had approximately $9.5 billion in assets under management.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below is a list of each executive officer and director of MBA indicating position(s) held with MBA and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o MBA at the address noted above.

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NAME	POSITION(S) HELD WITH MBA	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Geoff Bazzan	Head of Asia-Pacific Equities; Director
Jennifer Elliott	Non-Executive Director	Non-Executive Director, Clarius Group Limited
Richard Grundy	Chief Operations Officer and Chief Financial Officer
John Kightley	Chairman	Chairman, HammondCare, Chairman Hope Healthcare Limited
Robert Lee	Non-Executive Director	Non-Executive Director, Silex Limited
Dougal Maple-Brown	Head of Australian Equities; Director
Trevor Robinson	Non-Executive Director	Chairman, Maitland Mutual Building Society Limited
Garth Rossler	Chief Executive Officer/Managing Director and Chief Investment Officer
Jennifer Sapsford	Chief Legal Officer
Dean Smedley	Chief Compliance Officer

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. MBA also acts as sub-adviser to one other mutual fund registered under the 1940 Act, which has similar investment objectives as the Global Listed Infrastructure Fund. The table below sets forth certain information with respect to the fund.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	EXPENSE LIMITS
Russell Global Infrastructure Fund	$1,202,332,000*	Confidential	A contractual fee waiver agreement limits the effective advisory fee to 0.90% through February 28, 2018
*	As of July 31, 2016, per Schedule of Investments of Russell Global Infrastructure Fund filed on Form N-Q on September 28, 2016.

Multi-Manager Emerging Markets Debt Opportunity Fund

Ashmore Investment Management Limited and the Ashmore Agreement

THE ASHMORE INVESTMENT MANAGEMENT LIMITED AGREEMENT. At a meeting of the Board held on February 15-16, 2017 (the “February Meeting”), the Trustees, including a majority of the Independent Trustees voting separately, approved a new sub-advisory agreement (the “Ashmore Agreement”) with respect to the Emerging Markets Debt Opportunity Fund between NTI and Ashmore Investment Management, Ltd. (“Ashmore”). Under the Ashmore Agreement, dated February 16, 2017, Ashmore manages a portion of the Emerging Markets Debt Opportunity Fund’s assets. The Emerging Markets Debt Opportunity Fund’s remaining assets are currently allocated to BlueBay Asset Management LLP.

From December 2013 until on or about March 2, 2017, Lazard Asset Management LLC (“Lazard”) managed a portion of the Emerging Markets Debt Opportunity Fund’s assets pursuant to a sub-advisory agreement dated August 23, 2013 between NTI and Lazard, as amended (the “Lazard Agreement”). The Lazard Agreement was terminated by the Board upon the recommendation of NTI for portfolio risk management and performance-related reasons. NTI recommended that the Board approve the Ashmore Agreement based on its evaluation of Ashmore’s investment advisory operations and capabilities.

The terms and conditions of the Ashmore Agreement are substantially the same as the MBA Agreement except for the sub-advisory fees. See pages 2 through 3 for a discussion of these terms. Ashmore receives fees from NTI for its services out of the fees that the Emerging Markets Debt Opportunity Fund pays to NTI under the Management Agreement. The Emerging Markets Debt Opportunity Fund pays no additional fees directly to Ashmore. The Emerging Markets Debt Opportunity Fund would have paid the same amount of management fees had the Ashmore Agreement been in effect during the last fiscal year.

INFORMATION ABOUT ASHMORE. Ashmore is located at 61 Aldwych, 5th Floor, London, WC2B 4AE, UK. Ashmore was established in 1999 and is 100% by Ashmore Investments (UK) Ltd., located at the address noted above, which is in turn 100% owned by Ashmore Group plc, located at the address noted above. Mark Coombs, a Director of Ashmore whose address is c/o Ashmore at the address noted above, indirectly owns more than 10% of Ashmore through his ownership interest in

MULTI-MANAGER FUNDS	4	NORTHERN INFORMATION STATEMENT

MULTI-MANAGER FUNDS

MARCH 16, 2017

Ashmore Group plc. Ashmore is an investment advisory firm focused on investing in emerging market investments for institutional investors. Ashmore offers its services through separate accounts, private investment funds and mutual funds, a selection of which are registered under the 1940 Act. As of December 31, 2016, Ashmore had $52.2 billion in assets under management.

PRINCIPAL EXECUTIVE OFFICERS AND DIRECTORS. Set forth below is a list of each executive officer and director of Ashmore indicating position(s) held with Ashmore and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o Ashmore at the address noted above.

NAME	POSITION(S) HELD WITH ASHMORE	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Alexandra Autrey	Group Head of Legal and Transaction Management	None
Marlon Balroop	Group Head of Risk Management and Control	None
Mark Coombs	Chief Executive Officer, Director	None
Robert Edwards	Group Head of Human Resources	None
John Gregory	Group Head of Operations	None
Christoph Hofmann	Group Head of Distribution	None
Thomas Shippey	Group Finance Director	None
Brian Rowe	Group Head of Compliance	None

OTHER ADVISORY AND SUB-ADVISORY CLIENTS. Ashmore also acts as investment adviser or sub-adviser to the other 1940 Act-registered mutual funds listed below, which have similar investment objectives as the Emerging Markets Debt Opportunity Fund. The table below sets forth certain information with respect to each fund.

NAME OF FUND	NET ASSETS OF FUND	ANNUAL RATE OF ADVISORY OR SUB-ADVISORY FEES	EXPENSE LIMITS
Ashmore Emerging Markets Total Return Fund	$815,387,421*	1.00% of average daily net assets	1.27%, 2.02%, and 1.02% of average daily net assets for Class A, Class C, and Institutional Class shares, respectively (other than acquired fund fees and expenses, interest expenses, taxes, extraordinary expenses and certain credits and offset arrangements)
*	As of October 31, 2016.

Approval of MBA Agreement

TRUSTEES’ CONSIDERATIONS IN APPROVING THE MBA AGREEMENT. The MBA Agreement was approved at the November Meeting by the Board, including the Independent Trustees voting separately. The Trustees reviewed information and written materials from NTI and MBA regarding: (i) the nature and quality of the investment advisory services to be provided by MBA, including the experience and qualifications of the personnel providing such services; (ii) MBA’s financial condition, history of operations and ownership structure; (iii) MBA’s brokerage and soft dollar practices; (iv) MBA’s investment strategies and styles of investing; (v) the performance history of MBA with respect to accounts or funds managed similarly to the Global Listed Infrastructure Fund and hypothetical performance information and portfolio attributes; (vi) MBA’s compliance policies and procedures (including its code of ethics) and the Trust’s Chief Compliance Officer’s (the “CCO’s”) evaluation of such policies and procedures; (vii) MBA’s conflicts of interest in managing the Global Listed Infrastructure Fund; and (viii) the terms of the MBA Agreement. The Trustees also reviewed NTI’s proprietary method and discussed NTI’s strategy for allocating assets among the sub-advisers and the current and proposed allocation among the Global Listed Infrastructure Fund’s sub-advisers.

In evaluating the MBA Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon NTI’s recommendation and performance evaluations with respect to MBA.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to MBA’s operations, qualifications

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and experience in managing the type of strategy for which MBA was proposed to be engaged in connection with the Global Listed Infrastructure Fund. The Trustees also considered the Trust CCO’s compliance program and the compliance monitoring schedule for MBA. The Trustees concluded that MBA was able to provide quality services to the Global Listed Infrastructure Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that MBA would be paid by NTI out of its management fees and not by the Global Listed Infrastructure Fund. The Trustees also believed, based on NTI’s representations, that the MBA Agreement had been negotiated at arm’s-length by NTI and MBA. In addition, the Trustees reviewed and compared MBA’s fees and fees paid to MBA under its standard fee schedule. Finally, the Trustees also considered NTI’s representations that the fees to be paid to MBA were reasonable in light of the anticipated quality of the services to be performed.

The Trustees also considered the projected profitability to NTI with respect to the Global Listed Infrastructure Fund before the addition of MBA and after the addition of MBA. The projected profitability showed that, at certain asset levels, NTI’s management fees, net of fees paid to the Global Listed Infrastructure Fund’s sub-advisers, could increase and that its overall profitability on the Management Agreement for the Global Listed Infrastructure Fund could increase as a result of the engagement of MBA as a sub-adviser to the Global Listed Infrastructure Fund, but that the estimated profitability was not unreasonable based on the services and benefits provided by NTI. It was noted that NTI had also presented quarterly profitability reports to the Board on a fund-by-fund basis, as required by the Northern Multi-Manager Funds’ exemptive order. The Trustees did not consider MBA’s projected profitability as they did not consider it to be particularly relevant because NTI would be paying MBA out of its management fees. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to MBA and NTI’s evaluation of MBA’s performance, including representative performance of the strategy provided by MBA. This information, which was simulated, was compared to performance information with respect to the Global Listed Infrastructure Fund’s benchmarks. It was noted that MBA had a different style, and that this style would underperform in various market environments. The Trustees concluded, based upon the information provided, that MBA’s performance record in the strategy was generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Global Listed Infrastructure Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Global Listed Infrastructure Fund primarily at the advisory level given that NTI would be paying MBA out of its management fees. It was noted by the Trustees that MBA had breakpoints incorporated into its sub-advisory fee structure.

Other Benefits

The Trustees considered other benefits to be derived by MBA as a result of its relationship with the Global Listed Infrastructure Fund, including providing additional scale to the firm’s operations.

Conclusion

Based on the Trustees’ deliberations and the recommendation by NTI, the Trustees concluded that the proposed fees to be paid to MBA were reasonable in light of the services to be provided by MBA and that the MBA Agreement should be approved.

Approval of Ashmore Agreement

TRUSTEES’ CONSIDERATIONS IN APPROVING THE ASHMORE AGREEMENT. The Ashmore Agreement was approved at the February Meeting by the Board, including the Independent Trustees voting separately. The Trustees reviewed information and written materials from NTI and Ashmore regarding: (i) the nature and quality of the investment advisory services to be provided by Ashmore, including the experience and qualifications of the personnel providing such services; (ii) Ashmore’s financial condition, history of operations and ownership structure; (iii) Ashmore’s brokerage and soft dollar practices; (iv) Ashmore’s investment strategies and styles of investing; (v) the performance history of Ashmore with respect to accounts or funds managed similarly to the Emerging Markets Debt Opportunity Fund and hypothetical performance information and portfolio attributes; (vi) Ashmore’s compliance policies and procedures (including its code of ethics) and the Trust CCO’s evaluation of such policies and procedures; (vii) Ashmore’s conflicts of interest in managing the Emerging Markets Debt Opportunity Fund; and (viii) the terms of the Ashmore Agreement. The Trustees also reviewed NTI’s proprietary method and discussed NTI’s strategy for allocating assets among the sub-advisers and the current and proposed allocation among the Emerging Markets Debt Opportunity Fund’s sub-advisers.

MULTI-MANAGER FUNDS	6	NORTHERN INFORMATION STATEMENT

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In evaluating the Ashmore Agreement, the Trustees gave weight to various factors but did not identify any single factor as controlling their decision. However, the Trustees relied upon NTI’s recommendation and performance evaluations with respect to Ashmore.

Nature, Extent and Quality of Services

The Trustees considered the information and evaluations provided by NTI with respect to Ashmore’s operations, qualifications and experience in managing the type of strategy for which Ashmore was proposed to be engaged in connection with the Emerging Markets Debt Opportunity Fund. The Trustees also considered the Trust CCO’s compliance program and the compliance monitoring schedule for Ashmore. The Trustees concluded that Ashmore was able to provide quality services to the Emerging Markets Debt Opportunity Fund.

Fees, Expenses and Performance

With respect to the sub-advisory fees, the Trustees considered that Ashmore would be paid by NTI out of its management fees and not by the Emerging Markets Debt Opportunity Fund. The Trustees also believed, based on NTI’s representations, that the Ashmore Agreement had been negotiated at arm’s-length by NTI and Ashmore. In addition, the Trustees reviewed and compared Ashmore’s fees and fees paid to Ashmore under its standard fee schedule. Finally, the Trustees also considered NTI’s representations that the fees to be paid to Ashmore were reasonable in light of the anticipated quality of the services to be performed.

The Trustees also considered the projected profitability to NTI with respect to the Emerging Markets Debt Opportunity Fund before the addition of Ashmore and after the addition of Ashmore. The projected profitability showed that, at certain asset levels, NTI’s management fees, net of fees paid to the Fund’s sub-advisers, could decrease at certain asset levels and that its overall profitability on the Management Agreement for the Emerging Markets Debt Opportunity Fund could also decrease as a result of the engagement of Ashmore as a sub-adviser to the Emerging Markets Debt Opportunity Fund. The Trustees concluded that the estimated profitability was not unreasonable based on the services and benefits provided by NTI. It was noted that NTI had also presented quarterly profitability reports to the Board on a fund-by-fund basis, as required by the Northern Multi-Manager Funds’ exemptive order. The Trustees did not consider Ashmore’s projected profitability as they did not consider it to be particularly relevant because NTI would be paying Ashmore out of its management fees. The Trustees therefore believed that NTI has an incentive to negotiate the lowest possible sub-advisory fees.

The Trustees considered and evaluated the performance information presented with respect to Ashmore and NTI’s evaluation of Ashmore’s performance. This information was compared to performance information with respect to the Emerging Markets Debt Opportunity Fund’s benchmark. It was noted that Ashmore had a different style, and that this style would underperform in various markets. The Trustees concluded, based upon the information provided, that Ashmore’s performance records were generally satisfactory.

Economies of Scale

The Trustees considered information prepared by NTI that showed that the levels of aggregate sub-advisory fee rates decreased as the Emerging Markets Debt Opportunity Fund’s assets increased. However, the Trustees generally considered economies of scale with respect to the Emerging Markets Debt Opportunity Fund primarily at the advisory level given that NTI would be paying Ashmore out of its management fees. It was noted by the Trustees that Ashmore had breakpoints incorporated into its sub-advisory fee structure.

Other Benefits

The Trustees considered other benefits to be derived by Ashmore as a result of its relationship with the Emerging Markets Debt Opportunity Fund, including providing additional scale to the firm’s operation. The Trustees also considered that Ashmore is a sub-adviser to portfolios managed by NTI.

Conclusion

Based on the Trustees’ deliberations and the recommendation by NTI, the Trustees concluded that the proposed fees to be paid to Ashmore were reasonable in light of the services to be provided by Ashmore and that the Ashmore Agreement should be approved.

Additional Information

MANAGEMENT AND SUB-ADVISORY FEES. For the fiscal year ended March 31, 2016, the Global Listed Infrastructure Fund and the Emerging Markets Debt Opportunity Fund paid management fees to NTI in the aggregate amounts of $11,296,482 (0.89% of the Fund’s average net assets) and $730,587 (0.85% of the Fund’s average net assets), respectively. NTI paid sub-advisory fees to the sub-advisers of the Global Listed Infrastructure Fund and the Emerging Markets Debt Opportunity Fund in the aggregate amount of $6,899,850 (0.55% of the Fund’s average net assets) and $454,588 (0.53% of the Fund’s average net assets), respectively.

As of June 30, 2016, the Trust’s Trustees and officers as a group owned beneficially less than 1% of the outstanding shares of the Funds.

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No brokerage commissions were paid by the Funds to any direct or indirect affiliated persons (as defined in the 1940 Act) of the Funds for the fiscal year ended March 31, 2016.

INFORMATION ABOUT NTI. NTI is an Illinois State Banking Corporation and an investment adviser registered under the Advisers Act. NTI is a subsidiary of NTC. Each of these entities is located at 50 South LaSalle Street, Chicago, IL 60603.

The list below shows each executive officer, director and certain other officers of NTI indicating position(s) held with NTI and other business, profession, vocation or employment of a substantial nature. The address of each individual is c/o NTI at the address noted above.

NAME	POSITION(S) HELD WITH NTI	OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION OR EMPLOYMENT
Richard Bartholomew	Executive Vice President, Chief Risk Officer and Assistant Trust Officer	None
Robert P. Browne	Director, Executive Vice President, Chief Investment Officer and Senior Trust Officer	None
Craig R. Carberry	Senior Vice President, Associate General Counsel, Chief Compliance Officer and Secretary	None
Christopher W. Carlson	Director, Executive Vice President, Chief Operating Officer and Cashier	None
Darlene Chappell	Vice President and Anti-Money Laundering Compliance Officer	None
Jose J. Del Real	Senior Vice President, Senior Legal Counsel and Assistant Secretary	None
Peter K. Ewing	Director and Senior Vice President	None
Joseph W. McInerney	Director and Senior Vice President	None
Stephen N. Potter	Director, President, Chief Executive Officer and Chairman	None
Lisa C. Taylor	Director, Senior Vice President, Chief Financial Officer and Treasurer	None
Shundrawn A. Thomas	Director and Executive Vice President	None
Jason J. Tyler	Director and Executive Vice President	None

INFORMATION ABOUT THE DISTRIBUTOR AND ADMINISTRATOR. Northern Funds Distributors, LLC, with principal offices at Three Canal Plaza, Suite 100, Portland, Maine, 04101, serves as the Funds’ distributor. NTI acts as administrator for the Funds. The Northern Trust Company, located at 50 South LaSalle Street, Chicago, Illinois 60603, acts as sub-administrator for the Funds.

SHAREHOLDER REPORTS. The Funds will furnish, without charge, copies of their annual and semiannual reports dated March 31, 2016 and September 30, 2016, respectively to any shareholder upon request addressed to: Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986, by telephone at 800-595-9111, or by e-mail at northern-funds@ntrs.com.

SHARE OWNERSHIP INFORMATION. As of March 3, 2017, the record date for shareholders receiving this Joint Information Statement, the Global Listed Infrastructure Fund and the Emerging Markets Debt Opportunity Fund had 97,374,755 and 9,775,522 shares outstanding, respectively. As of the same date, NTC and its affiliates held of record substantially all of the outstanding shares of the Funds as agent, custodian, trustee or investment adviser on behalf of their customers. As of March 3, 2017, the names of the entities or individuals (whose mailing address is: c/o The Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603) which held of record or beneficially owned 5% or more of the outstanding shares of the Funds were as follows:

NAME OF FUND	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD
Global Listed Infrastructure Fund	The Northern Trust Company Pension Trust	6.14%
Emerging Markets Debt Opportunity Fund	Pernod Ricard USA, LLC Employees’ Retirement Plan Trust	17.67%
	World Vision Retirement Plan Trust	11.00%
	David D Kim Trust dtd 12/31/1987	8.54%
	The Patterson Foundation, The Northern Trust Company as Trustee	7.33%
	The Ralph C. Wilson Jr. Foundation	6.60%
	Archdiocese of Galveston — Houston Pension Plan Trust	5.40%

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MULTI-MANAGER FUNDS

MARCH 16, 2017

NAME OF FUND	NAME AND ADDRESS OF SHAREHOLDER	PERCENTAGE HELD
	Sun Health Services Grantor Trust	5.17%
	Fed Ex Pilots Post-Medicare Retiree Health Plan Trust	5.04%
	Mead Johnson & Company Master Retirement Trust	5.02%

MULTIPLE SHAREHOLDERS IN A HOUSEHOLD. If you are a member of a household in which multiple shareholders of the Funds share the same address, and the Funds or your broker or bank (for “street name” accounts) has received consent to household material, then the Funds or your broker or bank may have sent to your household only one copy of this Joint Information Statement, unless the Funds or your broker or bank previously received contrary instructions from a shareholder in your household. If you are part of a household that has received only one copy of this Joint Information Statement, the Funds will deliver promptly a separate copy of this Joint Information Statement to you upon written or oral request. To receive a separate copy of this Joint Information Statement, or if you would like to receive a separate copy of future information statements, proxy statements, prospectuses or annual reports, please contact Northern Funds by calling 800-595-9111, by mail at Northern Funds, P.O. Box 75986, Chicago, Illinois 60675-5986 or by e-mail at northern-funds@ntrs.com. On the other hand, if you are now receiving multiple copies of these documents and would like to receive a single copy in the future, please contact Northern Funds at the telephone number or address stated above. If your shares are held in street name, please contact your broker or bank.

SHAREHOLDER PROPOSALS. The Trust is not required, nor does it intend, to hold annual meetings of shareholders for the election of Trustees and other business. Instead, meetings will be held only when and if required (for example, whenever less than a majority of the Trust’s Board of Trustees has been elected by the shareholders or when the Trustees have received a written request to call a meeting for the purpose of voting on the question of the removal of any Trustee from the holders of record of at least 10% of the outstanding shares). Any shareholders desiring to present a proposal for consideration at the next meeting for shareholders of a Fund must submit the proposal in writing so that it is received by the Fund within a reasonable time before any meeting. These proposals should be sent to the Trust at 50 South LaSalle Street, Chicago, Illinois 60603.

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50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northerntrust.com/funds	MMF STM	(3/17)

NORTHERN FUNDS

50 South LaSalle Street

P.O. Box 75986

Chicago, Illinois 60675-5986

800-595-9111

IMPORTANT NOTICE OF INTERNET AVAILABILITY OF JOINT INFORMATION STATEMENT

This communication presents only an overview of the Joint Information Statement that is available to you on the internet relating to the Northern Multi-Manager Global Listed Infrastructure Fund (the “Global Listed Infrastructure Fund”) and the Multi-Manager Emerging Markets Debt Opportunity Fund (the “Emerging Markets Debt Opportunity Fund” and, together with the Global Listed Infrastructure Fund, the “Funds”). The Funds are series of Northern Funds (the “Trust”). We encourage you to access and review all of the important information contained in the Joint Information Statement.

The following material is available for view: Joint Information Statement

The Joint Information Statement describes recent sub-adviser changes relating to the Funds. Specifically, the Board of Trustees of the Trust (the “Board”) has approved the termination of Brookfield Investment Management Inc. as a sub-adviser to the Global Listed Infrastructure Fund, which was effective on or about December 5, 2016, and the appointment of Maple-Brown Abbott Limited to sub-advise a portion of the Global Listed Infrastructure Fund, which became effective on or about December 21, 2016. The Board also approved the termination of Lazard Asset Management LLC as a sub-adviser to the Emerging Markets Debt Opportunity Fund, which was effective on or about March 2, 2017, and the appointment of Ashmore Investment Management, Ltd. to sub-advise a portion of the Emerging Markets Debt Opportunity Fund, which became effective on or about March 2, 2017.

The Trust has received an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission that allows certain sub-adviser changes to be made without shareholder approval. The Order instead requires that an information statement be sent to shareholders of the Funds. In lieu of physical delivery of the Joint Information Statement, the Funds will make the Joint Information Statement available to you on the Trust’s website.

This Notice of Internet Availability of the Joint Information Statement is being mailed on or about March 16, 2017 to shareholders of record of the Funds as of March 3, 2017. The Joint Information Statement will be available on the Trust’s website at https://www.northerntrust.com/informationstatements until June 15, 2017. A paper or e-mail copy of the Joint Information Statement may be obtained, without charge, by contacting the Trust at 800-595-9111 or sending an e-mail to northern-funds@ntrs.com.

If you want to receive a paper or e-mail copy of the Joint Information Statement, you must request one. A copy of the Joint Information Statement may be obtained upon request and without charge. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

MMF NOTICE (3/17)